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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                     ___________

                                      FORM 8 - K

                                    CURRENT REPORT

                       Pursuant to Section 13  or 15(d) of the

                         Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)     MAY 31, 1997
                                                ------------------------------

                                 FOCUS SURGERY, INC.
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                (Exact name of registrant as specified in charter)

           DELAWARE                   0-22136                77-0332937
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)


      895 SAN MATEO DRIVE, MENLO PARK CA              94025
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   (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (415) 328-2614
                                                   ---------------------------

                                         N/A
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          (Former name or former address, if changed since last report.)


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Item 3.  Bankruptcy or Receivership

    On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

    The Company is currently reviewing the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. This information is currently anticipated to be available in the first quarter of 1997, although this schedule is subject to change. Once this information has been determined, the Company may file a plan of reorganization with the bankruptcy court.

Item 7. Financial Statements and Exhibits

Exhibit No.     Description

99.16 Summary of Financial Status of the Registrant for the month ended May 1997, as filed with the United States Bankruptcy Court, Northern District of California, Oakland division.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Focus Surgery, Inc.
                                       --------------------------------
                                                (Registrant)


Date:  July 11, 1997                   By:  /s/ RICK REDETT
                                          -----------------------------
                                       Name:     Rick Redett
                                       Title:    President and Chief
                                                 Executive Officer